Exhibit 10.9

[***]= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

AMENDMENT TO

SKILLZ ONLINE DEVELOPER TERMS AND CONDITIONS OF SERVICE

THIS AMENDMENT (the “Amendment”) is entered into by and between Skillz Inc., a Delaware corporation located at 1061 Market St. 6th Floor, San Francisco, CA 94103 (“Skillz”'), and Tether Studios Inc., a Delaware corporation located at 3086 Stonegate Dr, Alamo, CA, 94507 (“Company”'), and is effective as of the date of last signature below (“Amendment Effective Date”'). Capitalized terms used herein without definition have the meaning ascribed to them in the Agreement (as defined below).

RECITALS

WHEREAS, Skillz and Company are parties to that certain Skillz Developer Terms and Conditions of Service available at https://www.skillz.eom/leqal/#dev-terms (the “Agreement”): and

WHEREAS, Skillz and Company wish to amend the Agreement as set forth in this Amendment with respect to the Modified Games.

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein, and for other good and valuable consideration, the sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement as follows:

1.   Company Obligations and Restrictions. Effective as of the Amendment Effective Date, the following provision will be added to the end of Section 2.1 of the Agreement:

For the duration of the Promotional Period (as defined below) and the twelve (12) months thereafter (collectively the “Restricted Period”). Company may not alter, modify, or remove the Modified Games from the Apple App Store, Galaxy App Store or Skillz.com without explicit written consent from Skillz unless legally compelled to do so. Skillz may shorten the Restricted Period in its sole discretion by providing written notice to Company. The “Promotional Period” will begin on the later of either the Amendment Effective Date or the date when Skillz begins disbursing the Promotional Spend (as defined in Section 3.1). The Promotional Period will continue for so long as the Promotional Spend exceeds $[***] in any trailing 12 month period.

2.   Revenue Share and Promotion. [***] In light of the promotional commitments contained herein, effective as of the Amendment Effective Date, Section 3 of the Agreement will be amended and restated as follows:

3.1 Revenue Share.

Skillz will retain [***] of Net Revenue for all Users as a monthly revenue share (the “Revenue Share”), where “Net Revenue” means all amounts actually received by Skillz from Users participating in Competitions, less deductions for (i) taxes; (ii) all costs and expenses directly attributable to Competitions and Users; and (iii) all amounts owed to Affiliates.

If, in any given calendar month, Revenue Share:

(i)	[***]
(ii)	[***]

Skillz will spend for the purpose of marketing, promoting, or acquiring users for the Modified Games (the “Promotional Spend”). Skillz will have reasonable discretion over the manner and dispensation of the Promotional Spend. The Promotional Spend by Skillz will be treated as a cost attributable to Competitions and Users within the Modified Games. As part of Company’s standard monthly revenue reporting, Skillz will provide monthly reporting on Promotional Spend.

[***]= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2 Advance Payments.

During the Promotional Period, at the close of each month, Skillz will pay company the greater of (i) that month’s Revenue Share as defined in Section 3.1 or (ii) [***] of the Average User Spend for the preceding calendar quarter (such [***] figure, the “Revenue Advance”), where “Average User Spend” means the total Net Revenue generated by users of the Modified Games in the preceding calendar quarter divided by [***]. In the event that Skillz pays Company a Revenue Advance, the difference between the Revenue Advance and Company’s Revenue Share payment will be treated as a loss-carryforward that will be deducted from Company’s future Revenue Share payments.

3.   Term & Termination. Neither the Agreement nor this Amendment may be terminated separately. The Amendment in its entirety, including this sentence, will survive termination of the Agreement and Amendment, taken together, as well as any other obligations of the parties that contemplate performance by a party following such termination.

4.   Miscellaneous. Upon execution, this Amendment supersedes and replaces all previous Amendments to the Agreement. Except as expressly amended herein, the terms of the Agreement will remain unmodified and in full force and effect. Agreement Section 10 will apply equally to this Amendment, mutatis mutandis, except that this Amendment and the Agreement, taken together, will constitute the entire agreement between the parties, and supersede and replace all prior and contemporaneous understandings or agreements, written or oral, regarding such subject matter. Notwithstanding the foregoing, in the event of conflict between the Agreement (as previously amended) and the Amendment, the terms of this Amendment will govern and control, but only to the extent of such conflict. This Amendment may be executed in counterparts.

[***]= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

NOW THEREFORE, the duly authorized representatives of the parties hereto have executed this Amendment as of the Amendment Effective Date.

SKILLZ	COMPANY
-DocuSigned by:	— DocuSigned by:

By:	By:

Name: Casey Chafkin	Name: Tim O'Neil

Title: cro Date;	Title: ceo

1/15/2020	1/10/2020